UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2017

Aspen Aerogels, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36481	04-3559972
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Forbes Road, Building B, Northborough, Massachusetts		01532
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(508) 691-1111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

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Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2017, Aspen Aerogels, Inc. (the "Company") amended the Amended and Restated Loan and Security Agreement with Silicon Valley Bank, which was previously effective from August 31, 2014 (the "Credit Facility"). Pursuant to the present amendment (the "Amendment"), a financial covenant is modified. The summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2017.

Item 7.01 Regulation FD Disclosure.

On October 1, 2017, the Company issued a press release which is attached here as Exhibit 99.1.
The information set forth in the press release in the Exhibit together with the forward-looking statement disclaimer therein, is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.
The information contained in under this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Aspen Aerogels, Inc. on October 2, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2017	Aspen Aerogels, Inc.
By: /s/ John F. Fairbanks

Name: John F. Fairbanks

Title: Vice President, Chief Financial Officer and Treasurer

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